[Exhibit 99.1]


        Certification of the Chief Executive Officer Pursuant to
                         18 U.S.C. Section 1350,
                         As Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Eagle Supply Group, Inc. (the "Company") on Form 10-Q for the quarterly period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas P. Fields, as Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

	(1)	The Report fully complies with the requirements of Section
13(a) of the Securities Exchange Act of 1934; and

	(2)	The information contained in the Report fairly presents, in
all material respects, the financial condition and results of operations of the Company.

February 14, 2003                       /s/ Douglas P. Fields
                                       ------------------------------------
                                       Douglas P. Fields
                                       Chief Executive Officer